UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐ Preliminary Information Statement

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☐ Definitive Information Statement

☒ Definitive Additional Materials

VIEWBIX INC.

(Name of Registrant as Specified In Its Charter)

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SUPPLEMENT TO

DEFINITIVE INFORMATION STATEMENT

OF

VIEWBIX INC.

11 Derech Menachem Begin Street,

Ramat Gan, Israel

Tel: +972 9-774-1505

EXPLANATORY NOTE

The following information supplements and amends the Viewbix Inc. (“the “Corporation”) Information Statement on Schedule 14C furnished to the stockholders of the Corporation (the “Stockholders”) on February 25, 2022, as supplemented by the supplement Schedule 14C furnished to the stockholders on June 8, 2022 (the “Information Statements” and the “Supplement”, respectively), in connection with the Stockholder Consents, dated February 13, 2022 and May 31, 2022, to approve the amended and restated certificate of incorporation of the Corporation (the “Amended and Restated Certificate”) and pursuant to which the Stockholders resolved that the Amended and Restated Certificate will enter into effect simultaneous with and contingent upon the closing of the Merger Agreement, as further described in the Information Statements. All references to defined terms not defined in this Supplement shall have the meanings ascribed to them in the Information Statements.

This Supplement is being filed with the SEC on August 23, 2022.

The Information Statements Contains Important Additional Information and this

Supplement Should be Read in Conjunction with the Information Statements.

SUPPLEMENTAL INFORMATION

On August 21, 2022, the Corporation’s board of directors (the “Board”) determined that it is not advisable and in the best interest of the Corporation and its Stockholders that the Amended and Restated Certificate be entered into effect simultaneous with and contingent upon the closing of the Merger Agreement. Rather, the Board approved, and recommended the Stockholders approve, that the Amended and Restated Certificate be entered into effect on such date as the officers of the Corporation shall determine.

Accordingly, on August 22, 2022, the Majority Consenting Stockholders approved (the “New Stockholder Consent”) that the Amended and Restated Certificate shall enter into effect on such date as determined by the officers of the Corporation.

A copy of the form of the New Stockholder Consent is attached as Exhibit A to this Supplement.

For the avoidance of any doubt, no changes were made to the Amended and Restated Certificate that was filed as Exhibit A to the supplemental Schedule 14C, furnished to the stockholders on June 8, 2022.

As of August 22, 2022 (the “New Record Date”), there were 34,753,669 shares of our common stock, par value $0.0001 per share (the “Common Stock”) issued and outstanding and there were no shares of preferred stock outstanding.

As of the New Record Date, the Majority Consenting Stockholders held 25,426,446 shares of Common Stock, which represents 73.15% of the Common Stock issued and outstanding as of the New Record Date. Accordingly, no other stockholder consents will be obtained in connection with this Supplement. The table below sets forth the ownership interests of the Majority Consenting Stockholders as of the New Record Date:

Name of Majority Stockholder	Number of Shares of Common Stock that Voted in Favor of the Resolutions	Percentage of Common Stock that Voted in Favor of the Resolutions(1)
Gix Internet Ltd.	20,281,085	58.35%
L.I.A. Pure Capital Ltd.	1,831,427	5.27%
Amir Uziel Economic Consultant Ltd.	1,523,267	4.38%
Capitalink Ltd.	1,790,667	5.15%
Total	25,426,446	73.15%

(1) Applicable percentage ownership is based on 34,753,669 shares of Common Stock outstanding as of the New Record Date.

Except as described in this Supplement, the information disclosed in the Information Statements remains in full force. To the extent that information in this Supplement differs from information disclosed in Information Statements, the information in this Supplement will apply.

This Supplement is being sent to you for information purposes only and you are not required to take any action.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

By order of the Board of Directors of

VIEWBIX INC.

11 Derech Menachem Begin Street,

Ramat Gan, Israel

Tel: +972 9-774-1505

August 23, 2022

By:	/s/ Amihay Hadad
Amihay Hadad
Director and Chief Executive Officer

Exhibit A

Consent Of The Majority

Stockholders Of

Viewbix Inc.

August 22, 2022

The undersigned, being the required majority of the stockholders (the “Majority Stockholders”) of Viewbix Inc., (the “Company”), and acting in accordance with Section 228 of the General Corporation Law of the State of Delaware, as amended (the “Law”) do hereby consent in writing to the adoption of the following resolutions, which resolutions will have the same force and effect as if duly adopted at a meeting of the Company’s stockholders duly called and held.

1.	Amended and Restated Certificate of Incorporation

WHEREAS, on December 5, 2021, the Company entered into the Agreement and Plan of Merger with Gix Media Ltd., an Israeli company and Vmedia Merger Sub Ltd., an Israeli company and wholly owned subsidiary of the Company (the “Merger Agreement”);

WHEREAS, on May 31, 2022, a majority of the stockholders of the Company, upon the recommendation of the board of directors (the “Board”), approved that the currently effective certificate of incorporation be replaced in its entirety and in its place to adopt the amended and restated certificate of incorporation, substantially in accordance with the version attached hereto as Exhibit A (the “Amended and Restated COI”), to be entered into effect simultaneous with and contingent upon the closing of the Merger Agreement; and

WHEREAS, the Board determined it is advisable and in the best interests of the Company and its stockholders that the Amended and Restated COI be entered into effect on such date as the officers of the Company determine.

RESOLVED, to approve that the Amended and Restated COI be entered into effect on such date as the officers of the Company determine.

2.	General Authority

RESOLVED, that any officer and director of the Company (each an “Authorized Person”) be, and each of them acting alone hereby is, authorized, empowered and directed, in the name and on behalf of the Company , to take or cause to be taken any and all such further actions, to execute and deliver or cause to be executed and delivered all such other documents, certificates, instruments and agreements, and to make such filings, in the name and on behalf of the Company , to incur and to pay all such fees and expenses as such Authorized Person shall in its judgment determine to be necessary, appropriate, desirable or advisable to carry out fully the intent and purposes of the foregoing resolutions, and the execution by such Authorized Person of any such document, the making of any such filings, or the payment of any such expenses or the doing by such Authorized Person of any act in connection with the foregoing matters shall conclusively establish his authority therefor and the approval of the documents so executed, the expenses so paid, the filings so made and the actions so taken;

Resolved, that all actions previously taken by any Authorized Person in connection with the transactions contemplated by the foregoing resolutions be, and they hereby are, adopted, ratified, confirmed and approved in all respect; and

Resolved, that this consent of the Majority Stockholders shall take effect immediately as of the date first above written and shall be filed in the record book of the Company with the minutes of the meetings of the stockholders of the Company.

[Signature pages to follow]

IN WITNESS HEREOF, the undersigned stockholders have executed this Written Consent, which may be executed in one or more counterparts, as of the last date written below and direct that this Written Consent be filed with the minutes of the proceedings of the Company’s Stockholders.

Stockholder Name:

By:
Name:
Title:
Date:

[Viewbix Inc. / Stockholders’ Resolution / August 2022]